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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Endeavour International Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, William L. Transier, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William L. Transier
------------------------------------------
William L. Transier
Co-Chief Executive Officer

August 6, 2004

      A signed original of this written statement required by Section 906 has been provided to Endeavour International Corporation and will be retained by Endeavour International Corporation and furnished to the Securities and Exchange Commission or its staff upon request.